UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
June 27, 2014
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
225 Water Street, Suite 1400
Jacksonville, Florida 32202
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

ITEM 2.01.	Completion of Acquisition or Disposition of Assets.
On June 27, 2014, Rayonier Inc. ("Rayonier") completed the previously announced distribution of 100% of the outstanding common stock of Rayonier Advanced Materials Inc. ("SpinCo") to Rayonier’s shareholders (the “Distribution”). SpinCo was formed to hold Rayonier’s performance fibers business and, as a result of the Distribution, is now an independent public company whose common stock is listed and trading under the symbol “RYAM” on the New York Stock Exchange. The Distribution was made to Rayonier’s shareholders of record as of the close of business on June 18, 2014 (the “Record Date”), and such shareholders received one share of SpinCo common stock for every three Rayonier common shares held as of close of business on the Record Date.

ITEM 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of Rayonier giving effect to the Distribution, and the related notes thereto, are attached hereto as Exhibit 99.1.

(d)	Exhibits.

Exhibit No.	Exhibit
99.1	Unaudited pro forma condensed consolidated financial information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ H. EDWIN KIKER
H. Edwin Kiker
Senior Vice President and
Chief Financial Officer
July 3, 2014

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Unaudited pro forma condensed consolidated financial information	Furnished herewith.

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